INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) — 28.9%
COMMUNICATION SERVICES — 5.5%
1,026,288	TerreStar Corporation, Term Loan A, 11.000% PIK 02/25/22 (b)(c)	1,019,104
24,066	TerreStar Corporation, Term Loan C, 11.000% PIK 02/25/30 (b)(c)	23,898

		1,043,002

INFORMATION TECHNOLOGY — 2.5%
554,482	Procera Networks, Inc., Initial Term Loan, LIBOR USD 3 Month+4.500%, 10/30/25	474,082

SERVICE — 7.7%
2,000,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, LIBOR USD 3 Month+6.500%, 07/25/22	1,457,500

TRANSPORTATION — 5.3%
611,030	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, LIBOR USD 3 Month+5.500%, 08/18/22	580,479
401,845	Kenan Advantage, Cov-Lite, Initial Term Loan, 1st Lien, 07/29/22	334,661
95,560	Kenan Advantage, Initial Term Loan B, 07/29/22	79,583

		994,723

UTILITIES — 7.9%
1,623,513	Granite Acquisition, Inc., Term Loan B, 2nd Lien, LIBOR USD 3 Month+7.250%, 12/19/22	1,477,396
15,190,310	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan (d)	9,874

		1,487,270

	Total U.S. Senior Loans (Cost $6,721,088)	5,456,577

Common Stocks — 20.3%

Shares
COMMUNICATION SERVICES — 10.6%
6,369	Metro-Goldwyn-Mayer, Inc. (e)(f)	436,276
5,082	TerreStar Corporation (b)(c)(e)(f)	1,572,574

		2,008,850

CONSUMER DISCRETIONARY — 6.9%
374	Toys ‘R’ Us (f)	65,390
374	Tru Kids, Inc. (f)	1,242,413

		1,307,803

MATERIALS — 2.8%
105,492	MPM Holdings, Inc. (f)	527,460

Shares		Value ($)
Common Stocks (continued)
MATERIALS (continued)
6,632	Omnimax International, Inc. (b)(c)(f)	199

		527,659

	Total Common Stocks (Cost $7,286,986)	3,844,312

Corporate Bonds & Notes — 11.9%

Principal Amount $
ENERGY — 1.1%
2,437,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (b)(c)(g)(h)	168,153
4,000,000	Rex Energy Corp. 8.00%, 10/03/19 (g)	50,000
464	Sable Permian Resources Land 7.38%, 11/01/21 (h)	67

		218,220

UTILITIES — 10.8%
2,720,982	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (g)	—
2,000,000	Pacific Gas & Electric 6.05%, 03/01/34 (g)	2,038,900

		2,038,900

	Total Corporate Bonds & Notes (Cost $3,611,986)	2,257,120

Preferred Stock — 9.1%

Shares
FINANCIALS — 9.1%
75,520	Federal Home Loan Mortgage 8.38% (f)(i)	459,917
76,690	Federal National Mortgage Association 8.25% (f)(i)	485,448
1,500	Grayson CLO, Ltd., 11/01/2021 (j)	472,500
1,000	Westchester CLO, Ltd., 08/01/2022 (j)	303,333

	Total Preferred Stock (Cost $3,443,328)	1,721,198

Rights — 1.5%

Units
Utilities — 1.5%
253,272	Texas Competitive Electric Holdings Co., LLC (f)	289,237

	Total Rights (Cost $837,554)	289,237

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2020	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligation — 1.2%
500,000	Vibrant CLO V, Series 2016-5A, Class E ICE LIBOR USD 3 Month+7.000%, 8.82%, 1/20/2029 (h)(k)	225,000

	Total Collateralized Loan Obligation (Cost $500,295)	225,000

Foreign Corporate Bond & Notes — 0.0%
NETHERLANDS — 0.0%
317,982	Celtic Pharma Phinco BV, 17.00% (b)(c)(g)	—

	Total Foreign Corporate Bond & Notes (Cost $212,561)	—

Cash Equivalent — 16.8%

Shares
MONEY MARKET FUND (l) — 16.8%
3,176,511	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.220%	3,176,511

	Total Cash Equivalent (Cost $3,176,511)	3,176,511

Total Investments - 89.7% (Cost $25,790,309)		16,969,955

Other Assets & Liabilities, Net - 10.3%		1,950,839

Net Assets - 100.0%		18,920,794

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2020, the LIBOR USD 3 Month rate was 1.45%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(b)

Securities with a total aggregate value of $2,783,928, or 14.7% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $2,783,928, or 14.7% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2020. Please see Notes to Investment Portfolio.

(d)	Represents value held in escrow pending future events. No interest is being accrued.
(e)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stock	12/20/2010	$238,560	$436,276	2.3%
TerreStar Corporation	Common Stock	12/12/2014	$1,456,829	$1,572,574	8.3%

(f)	Non-income producing security.
(g)	The issuer is, or is in danger of being, in default of its payment obligation.
(h)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2020, these securities amounted to $393,220 or 2.1% of net assets.

(i)	Perpetual security with no stated maturity date.
(j)	There is currently no rate available.
(k)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2020. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 3 months equal to 1.45%.

(l)	Rate shown is 7 day effective yield.